Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, B, C, K shares) Dated May 1, 2011

Class B Shares

Class B shares of the Funds are no longer available for purchase, except for purchases made by automatic reinvestment of distributions and purchases by exchange from existing Class B shareholders.

Effective on or about February 17, 2012 (the “Conversion Date”), each outstanding Class B share of each Fund will automatically convert to a number of full and/or fractional Class A shares of the same Fund with a net asset value equal to the net asset value of such Class B share as of the close of business on the Conversion Date. The conversion will be effected without the imposition of front-end or deferred sales charges, and, accordingly, there will be no change in the overall value of a shareholder’s shares as of the Conversion Date as a result of the conversion.

Shareholders who redeem Class B shares of a Fund prior to the Conversion Date will continue to be subject to the deferred sales charges described in the Prospectus. Investments in Class A shares of a Fund after the Conversion Date will be subject to the sales charges applicable to Class A shares described in the Prospectus.

November 17, 2011